CAPITAL INVESTMENT OF HAWAII INC - SC 13E3/A - Amended Going Private
                                                   Date Filed: December 21, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      PRE-RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                       CAPITAL INVESTMENT OF HAWAII, INC.
                                (Name of Issuer)


                       CAPITAL INVESTMENT OF HAWAII, INC.
                                 Stuart T. K. Ho
                                   Dean W. Ho
                                 Donald M. Wong
                      (Name of Persons(s) Filing Statement)


                         COMMON STOCK WITHOUT PAR VALUE
                         (Title of Class of Securities)


                                    140231101
                      (CUSIP Number of Class of Securities)

Stuart T. K. Ho                                Cuyler Shaw, Esq.
Chairman of the Board and President            Ashford & Wriston
Capital Investment of Hawaii, Inc.             1099 Alakea Street
Suite 1700, Makai Tower                        14th Floor
733 Bishop Street                              Honolulu, Hawaii  96813
Honolulu, Hawaii  96813                        (808) 539-0400
(808) 537-3981

 (Name, address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check appropriate box):

a. [X] The filing of solicitation materials or a Proxy Statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ]  A tender offer.



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d.   [ ]  None of the above.

Check the following box if the soliciting materials or Proxy Statement referred to in checking box (a) are preliminary copies: [X]

Calculation of Filing Fee:

--------------------------------------------------------------------------------

        Transaction Valuation:*              Amount of Filing Fee:

              $23,250.00                 $4.65 (1/50th of one percent)

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*       approximately 93,000 shares of the Issuer's Common Stock, without par value, redeemed for cash consideration of $.25 (25 cents) per share.

        [ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:   $ 0

Form or Registration No.: Schedule 13E-3

Filing Party:  Capital Investment of Hawaii, Inc.




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                                  INTRODUCTION

        This Rule 13e-3 transaction involves a transaction subject to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Act"), and the information contained in the Proxy Statement filed concurrently herewith by Capital Investment of Hawaii, Inc. (the "Company") is incorporated by reference into the Items in this Schedule.

        The Rule 13e-3 transaction involves a going-private plan adopted by the Board of Directors of the Company, under which the Company's Articles of Association would be amended to provide that each 300 outstanding shares of Company common stock ("Existing Shares") will be consolidated and converted into one share of "New Common Stock" (the "Reverse Stock Split"). Upon completion of the Reverse Stock Split, holders of less than 300 Existing Shares will cease to be shareholders of the Company and the Company will acquire for cash all resulting fractional shares of New Common Stock at a price equal to $.25 (25 cents) per Existing Share.

        The Reverse Stock Split will be funded by the Company's existing cash reserves.

        Because Mr. Stuart T. K. Ho, a director of the Company, has been involved in the initiation and structuring of the transactions and will continue to beneficially own a significant equity interest in the Company after the transactions are completed, and because two additional directors, Messrs. Dean
T. W. Ho and Donald M. Wong, will continue to beneficially own significant equity interests in the Company after the transaction is completed, they may be deemed to be engaged in the transaction and thus are also filing this Schedule 13E-3. Such persons are referred to herein as the "Management Directors."

        The cross reference sheet below is provided pursuant to General Instruction F of Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the Items in this
Schedule 13E-3. If any Item is inapplicable or the answer thereto is in the negative and omitted from the Proxy Statement, a statement to that effect has been included on the cross reference sheet.



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                              CROSS REFERENCE SHEET


                     SCHEDULE 13E-3                               PROXY STATEMENT
                 ITEM NUMBER AND HEADING                              HEADING
---------------------------------------------------        -----------------------------
ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO
         TRANSACTION

(a)      Name and Address of Issuer and Class             Proxy Statement Cover Page
         of Securities                                    "ABOUT THE ANNUAL MEETING"

(b)      Title and Amount of Securities; Number           "MARKET AND DIVIDEND INFORMATION"
         of Holders

(c)      Principal Securities Market; Quarterly           "MARKET AND DIVIDEND INFORMATION - Market
         High and Low Bid Quotations                      Information"

(d)      Frequency and Amount of Dividends (2             "MARKET AND DIVIDEND INFORMATION - Dividends"
         years)

(e)      Underwritten Public Offering for Cash            Not applicable
         Within 3 Years

(f)      Purchases of Securities by Issuer or             "TRANSACTIONS IN COMMON STOCK"
         Affiliate; Amount and Average Price

ITEM 2.  IDENTITY AND BACKGROUND

(a)-(d)  This Statement is filed by the                   "SUMMARY of the REVERSE STOCK SPLIT - What is
         Company, which is the issuer of                  the Board's Recommendation?"; and "ELECTION
         the class of equity securities                   OF DIRECTORS"
         which is the subject of the
         Rule 13e-3 transaction, and the
         Management Directors as defined
         in the Introduction to this
         Statement

(e)      Criminal Proceedings                             None

(f)      Civil Proceedings                                None

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

(a)      Relating to Affiliates                           Not Applicable



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
                     SCHEDULE 13E-3                               PROXY STATEMENT
                 ITEM NUMBER AND HEADING                              HEADING
---------------------------------------------------        -----------------------------
(b)      Contracts between Affiliates or Issuer           Not Applicable
         and Unaffiliated Persons

ITEM 4.  TERMS OF TRANSACTION.

(a)      Material Terms of Transaction                    "SUMMARY OF THE REVERSE STOCK SPLIT";
                                                          "SPECIAL FACTORS"; "THE REVERSE STOCK SPLIT"

(b)      Different Treatment of Any Security              Not Applicable
         Holder

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

(a)      Merger, Reorganization or Liquidation            Not Applicable

(b)      Sale of Assets                                   Not Applicable

(c)      Change in the Present Board of                   Not Applicable
         Directors or Management

(d)      Change in Dividend Rate, Indebtedness            Not Applicable
         or Capitalization or Issuer

(e)      Material Change in Issuer's Business             Not Applicable
         or Corporate Structure

(f)      Securities Becoming Eligible for                 "THE REVERSE STOCK SPLIT - Termination of
         Termination of Registration                      Exchange Act Registration"
         (Section 12(g)(4))



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
                     SCHEDULE 13E-3                               PROXY STATEMENT
                 ITEM NUMBER AND HEADING                              HEADING
---------------------------------------------------        -----------------------------
(g)      Suspension of Obligation to File                 "THE REVERSE STOCK SPLIT - Termination
         Reports (Section 15(d))                          of Exchange Act Registration"

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER
         CONSIDERATION.

(a)      Source and Amount of Funds                       "THE REVERSE STOCK SPLIT - Fees and
                                                          Expenses; Sources of Funds; Persons and
                                                          Assets Employed, Retained or Utilized"

(b)      Statement of Expenses Incurred with              Not Applicable
         Transaction

(c)      Borrowed Funds                                   Not Applicable

(d)      Funds Provided by Bank                           Not Applicable

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

(a)      Purpose                                          "SPECIAL FACTORS - Purposes of the Reverse
                                                          Stock Split"

(b)      Alternatives to Accomplish Such Purpose          "SPECIAL FACTORS - Alternatives Considered"

(c)      Reasons for Structure of Transaction             "SPECIAL FACTORS - Alternatives Considered; -
                                                          Reasons for the Reverse Stock Split"

(d)      Effects of Transaction; Federal Tax              "THE REVERSE STOCK SPLIT - Effect on Market
         Consequences                                     for Shares; - Termination of Exchange Act
                                                          Registration"; "SPECIAL FACTORS - Certain
                                                          Federal Income Tax Considerations"

ITEM 8.  FAIRNESS OF THE TRANSACTION

(a)      Issuer's and Management Directors'               "SPECIAL FACTORS - Fairness of the Reverse
         Statement of Fairness                            Stock Split, Position of the Board of
                                                          Directors"; "THE REVERSE STOCK SPLIT -
                                                          Recommendation of the Board of Directors"



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
                     SCHEDULE 13E-3                               PROXY STATEMENT
                 ITEM NUMBER AND HEADING                              HEADING
---------------------------------------------------        -----------------------------
(b)      Material Factors of Determination of             "SPECIAL FACTORS - Fairness of the Reverse
         Fairness                                         Stock Split"; "THE REVERSE STOCK SPLIT -
                                                          Recommendation of the Board of Directors"

(c)      Whether Transaction is Structured to             "THE REVERSE STOCK SPLIT - Required Vote";
         Require Approval of Majority of                  "SPECIAL FACTORS - Fairness of the Reverse
         Unaffiliated Shareholders                        Stock Split"

(d)      Whether Unaffiliated Representative              "SPECIAL FACTORS - Fairness of the Reverse
         Retained by Directors to Negotiate               Stock Split, Position of the Board of
         Transaction                                      Directors"

(e)      Transaction Approved by Majority of              "SPECIAL FACTORS - Fairness of the Reverse
         Non-employee Directors                           Stock Split, Position of the Management
                                                          Directors"

(f)      Other Offers by Unaffiliated Persons             Not Applicable

ITEM 9.  REPORTS, OPINIONS,                               Not Applicable
         APPRAISALS AND CERTAIN
         NEGOTIATIONS.

ITEM 10. INTEREST IN SECURITIES OF ISSUER.

(a)      Beneficial Ownership of Securities by            "THE REVERSE STOCK SPLIT - Interests of
         Plan, Officers, Directors, etc.                  Certain Persons in the Reverse Stock Split;
                                                          - Fees and Expenses; Sources of Funds;
                                                          Persons and Assets Employed, Retained or
                                                          Utilized"; "ELECTION OF DIRECTORS"; "SECURITY
                                                          OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS";
                                                          and "SECURITY OWNERSHIP OF MANAGEMENT"

(b)      Transactions in Common Stock by                  "TRANSACTIONS IN COMMON STOCK"
         Beneficial Ownership with last 60 days



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
                     SCHEDULE 13E-3                               PROXY STATEMENT
                 ITEM NUMBER AND HEADING                              HEADING
---------------------------------------------------        -----------------------------
ITEM 11. CONTRACTS, ARRANGEMENTS, OR UNDERSTANDINGS       "ABOUT THE ANNUAL MEETING - What are the
         WITH RESPECT TO THE ISSUER'S SECURITIES.         Company's Objectives?"; "THE REVERSE STOCK
                                                          SPLIT - Fees and Expenses; Sources of Funds;
                                                          Persons and Assets Employed, Retained or
                                                          Utilized"

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN
         PERSONS WITH REGARD TO THE TRANSACTION.

(a)      Present Intent of Directors or                   "THE REVERSE STOCK SPLIT - Required Vote;
         Officers to Sell or Vote Securities              Indications of Voting Intent by Ho Family
                                                          Shareholders and Management Directors

(b)      Recommendations or Opposition to                 "THE REVERSE STOCK SPLIT - Recommendation of
         Transaction                                      the Board of Directors"

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

(a)      Appraisal Rights                                 "THE REVERSE STOCK SPLIT - Rights of
                                                          Dissenting Shareholders", Appendix B to the
                                                          Proxy Statement

(b)      Provision for Access to Corporate                Not Applicable
         Files; Unaffiliated Shareholders'
         Right to Counsel at Issuer's Expense

(c)      Exchange of Debt Securities                      Not Applicable

ITEM 14. FINANCIAL INFORMATION

(a) (1)  Financial Statements (2 yrs)                     Incorporated by reference to 1999 Annual
                                                          Report

    (2)  Unaudited Balance Sheets, etc.                   Not Applicable

    (3)  Ratio of Earnings to Fixed                       "FINANCIAL INFORMATION/RATIO OF EARNINGS TO
         Changes (2 yrs)                                  FIXED CHARGES"

    (4)  Book Value                                       "MARKET AND DIVIDEND INFORMATION"



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
                     SCHEDULE 13E-3                               PROXY STATEMENT
                 ITEM NUMBER AND HEADING                              HEADING
---------------------------------------------------        -----------------------------
(b)      Pro Forma Data                                   Not Applicable

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR
         UTILIZED.

(a)      Purpose                                          "THE REVERSE STOCK SPLIT - Fees and
                                                          Expenses; Sources of Funds; Persons and
                                                          Assets Employed, Retained or Utilized"

(b)      Identity of Persons                              "THE REVERSE STOCK SPLIT - Fees and
                                                          Expenses; Sources of Funds; Persons
                                                          and Assets Employed, Retained or Utilized"

ITEM 16. ADDITIONAL INFORMATION                           Additional Information concerning the Reverse
                                                          Stock Split is set forth in the Proxy Statement
                                                          attached hereto as Exhibit 17(d) which
                                                          information is incorporated herein by reference
                                                          in its entirety.

ITEM 17.  EXHIBITS

(a)      Loan Agreement                                   Not Applicable

(b)      Opinion; Appraisal                               Not Applicable

(c)      Contract (Item 11)                               Not Applicable

(d)      Disclosure Materials                             Proxy Statement including Appendices

(e)      Appraisal Rights                                 (Included as Appendix B to the Proxy Statement)

(f)      Written Instruction re Solicitations -           Not Applicable
         Recommendations

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

(a) The name of the issuer is Capital Investment of Hawaii, Inc., a Hawaii corporation, and the address of its principal executive office is PRI Tower, Suite 1700, 733 Bishop Street, Honolulu, Hawaii 96813.



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(b)     The exact title of the class of equity securities to which this statement relates is voting common stock, without par value. The information set forth under the caption "MARKET AND DIVIDEND INFORMATION" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth under the caption "MARKET AND DIVIDEND INFORMATION - Market Information" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth under the caption "MARKET AND DIVIDEND INFORMATION - Dividends" of the Proxy Statement is incorporated herein by reference.

(e)     Not applicable.

(f) The information set forth under the caption "TRANSACTIONS IN COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

(a)-(d) This Statement is filed by the issuer of the securities to which this
        Schedule 13E-3 relates and by the Management Directors as defined in the introduction to this Statement; the information set forth under the caption "Election of Directors," "THE REVERSE STOCK SPLIT - Fees and Expenses; Sources of Funds; Persons and Assets Employed, Retained or Utilized" and "SUMMARY OF THE REVERSE STOCK SPLIT - What is the Board's Recommendation?" is incorporated herein by reference.

(e)     None.

(f)     None.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

(a)     Not applicable.

(b)     Not applicable.

ITEM 4.  TERMS OF THE TRANSACTION.

(a) The information set forth under the captions "SPECIAL FACTORS" and "SUMMARY OF THE REVERSE STOCK SPLIT" of the Proxy Statement is incorporated herein by reference. "SPECIAL FACTORS" and "The Reverse Stock Split".

(b)     Not Applicable



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ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

(a)-(e) Not Applicable.

(f)-(g) The information set forth under the captions "THE REVERSE STOCK SPLIT - Termination of Exchange Act Registration" of the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

(a)-(b) The information set forth under the caption "THE REVERSE STOCK SPLIT - Fees and Expenses; Sources of Funds; Persons and Assets Employed, Retained or Utilized" is incorporated herein by reference.

(c)-(d) Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

(a) The information set forth under the caption "SPECIAL FACTORS - Purposes of the Reverse Stock Split; -- Reasons for the Reverse Stock Split; -- of the Proxy Statement is incorporated herein by reference.

(b) The information set forth under the captions "THE REVERSE STOCK SPLIT - Background" and "SPECIAL FACTORS - Alternatives Considered" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth under the captions "THE REVERSE STOCK SPLIT - Background" and "SPECIAL FACTORS - Alternatives Considered" and "- Reasons for Undertaking the Reverse Stock Split at this Time" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth under the caption "THE REVERSE STOCK SPLIT - Effect on Market for Shares," "- Termination of Exchange Act Registration," "SPECIAL FACTORS - Certain Federal Income Tax Considerations, -- Effects of the Reverse Stock Split of the Proxy Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

(a)-(b) The information set forth under the captions "SPECIAL FACTORS - Fairness of the Reverse Stock Split" and "THE REVERSE STOCK SPLIT - Recommendation of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth under the caption "SPECIAL FACTORS - Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.



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(d)-(e) The information set forth under the caption "SPECIAL FACTORS - Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

(f)     Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISAL AND CERTAIN NEGOTIATIONS

        Not Applicable.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

(a) The information concerning the ownership of and transactions in Common Stock set forth under the captions "THE REVERSE STOCK SPLIT - Fees and Expenses; Sources of Funds; Persons and Assets Employed, Retained or Utilized," "THE REVERSE STOCK SPLIT - Reasons for the Reverse Stock Split" "- Interests of Certain Persons in the Reverse Stock Split," "ELECTION OF DIRECTORS"; and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS/MANAGEMENT" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth under the caption "TRANSACTIONS IN COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

        The information set forth under the caption "ABOUT THE ANNUAL MEETING - What Are the Company's Objectives?" and "THE REVERSE STOCK SPLIT - Fees and Expenses, Sources of Funds; Persons and Assets Employed, Retained or Utilized" is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

(a) The information set forth under the captions "THE REVERSE STOCK SPLIT - Required Vote" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth under the caption "THE REVERSE STOCK SPLIT - Recommendation of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

(a) The information set forth under the caption "THE REVERSE STOCK SPLIT - Rights of Dissenting Shareholders" of the Proxy Statement is incorporated herein by reference.

(b)     Not applicable.



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(c)     Not applicable.

ITEM 14. FINANCIAL INFORMATION.

(a) Audited financial statements of the Company as of July 31, 1999 and 1998 and for the years ended July 31, 1999, 1998 and 1997, and the report of independent accountants thereon are set forth in the Financial Statements and notes thereto in the portions of the Corporation's 1999 Annual Report to Shareholders (the "1999 Annual Report") which are attached hereto as an exhibit. Management's Discussion and Analysis of Financial Condition and Results of Operations for such periods is set forth in the portions of the 1999 Annual Report attached hereto as an exhibit.

        Unaudited financial statements of the Company are set forth in the Company's Quarterly Report on Form 10-Q for the period ended October 31, 1999 (the "Form 10-Q"), which is attached as Appendix E to the Proxy Statement (which is filed as an exhibit hereto). Management's Discussion and Analysis of Financial Condition and Results of Operations for such periods is set forth in the Form 10-Q. The above noted sections of the 1999 Annual Report and Form 10-Q are hereby incorporated by reference.

(b)     Not material.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

(a)-(b) The information set forth in the cover page of the Proxy Statement, and under the caption "THE REVERSE STOCK SPLIT - Fees and Expenses; Sources of Funds; Persons and Assets Employed, Retained or Utilized," of the Proxy Statement is incorporated herein by reference. The time and efforts of certain officers and other employees of the Corporation have been utilized in connection with the preparation of the Schedule 13E-3 and the Proxy Statement and related materials to be sent to stockholders and have been and will be utilized in connection with overseeing this transaction. Neither the Management Directors nor the Ho Family Shareholders have or will separately employ, retain or utilize any person, or any assets of the Company, in connection with the Rule 13E-3 transaction. Except as otherwise disclosed in this Item 15, no person has been or will be retained, employed or compensated to make solicitations or recommendations in connection with the Rule 13E-3 transaction.

ITEM 16. ADDITIONAL INFORMATION.

        All of the information set forth in the Proxy Statement is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

(a)     Not applicable.



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(b)     Not applicable.

(c)     Not applicable.

(d)     (1)    Proxy Statement of Capital Investment of Hawaii, Inc., Letter to
               Shareholders, and Notice of Annual Meeting of Shareholders, filed with the SEC on December 21, 1999.

        (2) Capital Investment of Hawaii, Inc. Form 10-K (Annual Report) for the fiscal year ended July 31, 1999 filed with the SEC on November 15, 1999, which Form 10-K as filed is incorporated herein by reference.

(e)     Hawaii Dissenters' Rights Statute (Appendix B to the Proxy Statement).

(f)     Not applicable.

        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: December 20, 1999           CAPITAL INVESTMENT OF HAWAII, INC.


                                   By: /s/ STUART T. K. HO
                                      ------------------------------------------
                                      Name: Stuart T. K. Ho
                                      Title: Chairman of the Board and President


                                   By: /s/ STUART T. K. HO
                                      ------------------------------------------
                                      Name: Stuart T. K. Ho
                                      Title: Chairman of the Board and President


                                   By: /s/ DEAN T. W. HO
                                      ------------------------------------------
                                      Name:  Dean T. W. Ho
                                      Title: Vice Chairman and Secretary


                                   By: /s/ DONALD M. WONG
                                      ------------------------------------------
                                      Name: Donald M. Wong
                                      Title: Senior Vice President and Secretary



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